SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 26, 2007

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Vectren Corporation (the Company), an energy holding company, periodically issues restricted stock and other forms of  share-based compensation to its officer group, including its executive officers.  A restricted stock specimen agreement to be used on January 1, 2008 is attached to this filing as Exhibit 99.1.  A stock unit specimen agreement to be used on January 1, 2008 is also attached to this filing as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Vectren Corporation At Risk Compensation Plan Restricted Stock Grant Agreement (Officer)
99.2	Vectren Corporation At Risk Compensation Plan Stock Units Award Agreement (Officer)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
December 26, 2007

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller & Assistant Treasurer

INDEX TO EXHIBITS
Exhibit Number	Description

99.1	Vectren Corporation At Risk Compensation Plan Restricted Stock Grant Agreement (Officer)
99.2	Vectren Corporation At Risk Compensation Plan Stock Units Award Agreement (Officer)